TRANSAMERICA FUNDS

Transamerica Mid Cap Value Opportunities

Transamerica Small/Mid Cap Value

Supplement to the Currently Effective Prospectuses, Summary Prospectuses

and Statements of Additional Information

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Transamerica Mid Cap Value Opportunities

Effective as of May 1, 2024, the following information will supplement and supersede any contrary information contained in the Prospectuses, Summary Prospectuses and Statements of Additional Information concerning the fund.

The fund will reduce its management fee schedule, as described immediately below. Also, as described later in this supplement, the sub-advisory fee schedule and expense cap on Class C, Class I, Class I2, Class I3 and Class R6 shares of the fund will be reduced.

Management Fee Reduction:

Effective as of May 1, 2024, Transamerica Asset Management, Inc. (“TAM”), the fund’s investment manager, will receive compensation from the fund, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the fund’s average daily net assets) indicated below:

First $750 million	0.695%
Over $750 million up to $1.5 billion	0.6925%
Over $1.5 billion up to $2 billion	0.65%
In excess of $2 billion	0.63%

For the fiscal year ended October 31, 2023, the fund paid TAM a management fee of 0.70% of average daily net assets. If the new management fee schedule had been in effect, the fund would have paid TAM a management fee of 0.69% of average daily net assets for the fiscal year.

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Transamerica Small/Mid Cap Value

Effective as of May 1, 2024, the following information will update the corresponding information contained in the Prospectuses, Summary Prospectuses and Statement of Additional Information concerning the fund.

The fund will reduce its management fee schedule, as described immediately below. Also, as described later in this supplement, the sub-advisory fee schedule for one of the fund’s sub-advisers the expense cap on each class of the fund will be reduced.

Management Fee Reduction:

Effective as of May 1, 2024, TAM will receive compensation from the fund, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the fund’s average daily net assets) indicated below:

First $100 million	0.775%
Over $100 million up to $350 million	0.755%
Over $350 million up to $500 million	0.735%
Over $500 million up to $750 million	0.725%
Over $750 million up to $1 billion	0.715%
Over $1 billion up to $1.5 billion	0.69%
Over $1.5 billion up to $2 billion	0.68%
In excess of $2 billion	0.67%

For the fiscal year ended October 31, 2023, the fund paid TAM a management fee of 0.77% of average daily net assets. If the new management fee schedule had been in effect, the fund would have paid TAM a management fee of 0.74% of average daily net assets for the fiscal year.

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Transamerica Mid Cap Value Opportunities

Transamerica Small/Mid Cap Value

The following information will be added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information – Investment Manager” in the Prospectuses:

Transamerica Mid Cap Value Opportunities: Effective May 1, 2024, the management fee is 0.695% of the first $750 million; 0.6925% over $750 million up to $1.5 billion; 0.65% over $1.5 billion up to $2 billion; and 0.63% in excess of $2 billion in average daily net assets. Prior to May 1, 2024, the management fee was 0.70% of the first $750 million; 0.695% over $750 million up to $1.5 billion; 0.685% over $1.5 billion up to $2 billion; and 0.6775% in excess of $2 billion in average daily net assets.

Transamerica Small/Mid Cap Value: Effective May 1, 2024, the management fee is 0.775% of the first $100 million; 0.755% over $100 million up to $350 million; 0.735% over $350 million up to $500 million; 0.725% over $500 million up to $750 million; 0.715% over $750 million up to $1 billion; 0.69% over $1 billion up to $1.5 billion; 0.68% over $1.5 billion up to $2 billion; and 0.67% in excess of $2 billion in average daily net assets. Prior to May 1, 2024, the management fee was 0.79% of the first $100 million; 0.78% over $100 million up to $350 million; 0.77% over $350 million up to $500 million; 0.75% over $500 million up to $750 million; 0.745% over $750 million up to $1 billion; 0.69% over $1 billion up to $1.5 billion; 0.68% over $1.5 billion up to $2 billion; and 0.67% in excess of $2 billion in average daily net assets.

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MANAGEMENT FEES:

The following information will revise the corresponding information appearing in the tables contained in the “Investment Manager Compensation” sub-section of the Statements of Additional Information under the heading “Investment Management and Other Services – The Investment Manager”:

Fund Name	Percentage of Average Daily Net Assets
Transamerica Mid Cap Value Opportunities	0.695% of the first $750 million 0.6925% over $750 million up to $1.5 billion 0.65% over $1.5 billion up to $2 billion 0.63% in excess of $2 billion
Transamerica Small/Mid Cap Value

0.775% of the first $100 million

0.755% over $100 million up to $350 million

0.735% over $350 million up to $500 million

0.725% over $500 million up to $750 million

0.715% over $750 million up to $1 billion

0.69% over $1 billion up to $1.5 billion

0.68% over $1.5 billion up to $2 billion

0.67% in excess of $2 billion

SUB-ADVISORY FEES

Effective as of May 1, 2024, Thompson, Siegel &Walmsley LLC will receive monthly compensation from TAM at the annual rate of a specified percentage indicated of the applicable fund’s average daily net assets:

Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Mid Cap Value Opportunities	Thompson, Siegel &Walmsley LLC*	0.275% of the first $750 million 0.27% over $750 million up to $1.5 billion 0.265% over $1.5 billion up to $2 billion 0.26% in excess of $2 billion
Transamerica Small/Mid Cap Value	Thompson, Siegel &Walmsley LLC*	0.275% of the first $750 million 0.27% over $750 million up to $1.5 billion 0.265% over $1.5 billion up to $2 billion 0.26% in excess of $2 billion

*

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the combined assets of Transamerica Mid Cap Value Opportunities; the portion of the assets of Transamerica Small/Mid Cap Value that are sub-advised by Thompson, Siegel &Walmsley LLC (“TSW”); Transamerica TS&W Mid Cap Value Opportunities VP; and the portion of the assets of Transamerica Small/Mid Cap Value VP that are sub-advised by TSW. Effective May 1, 2024, the sub-adviser will agree to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of these mandates, in the aggregate, exceed a specified level. This waiver will be voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.

EXPENSE LIMITATION

Effective as of May 1, 2024, the following contractual expense caps will apply to the applicable share classes of the relevant funds:

Fund	Expense Cap								Expiration Date of Expense Cap

	Class A	Class C	Class I	Class I2	Class R	Class R4	Class I3	Class R6

Transamerica Mid Cap Value Opportunities	1.20%	1.90%	0.88%	0.79%	1.25%	0.90%	0.79%	0.79%	March 1, 2026

Transamerica Small/Mid Cap Value	1.23%	1.99%	0.96%	0.85%	N/A	N/A	N/A	0.85%	March 1, 2026

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Investors Should Retain this Supplement for Future Reference

March 1, 2024